VK-HYM SUM SUP-1 030112
Summary Prospectus Supplement dated March 1, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen High Yield Municipal Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
William Black	Portfolio Manager	2010 (predecessor fund 2008)
Mark Paris	Portfolio Manager	2010 (predecessor fund 2008)
James Phillips	Portfolio Manager	2010 (predecessor fund 2002 )”
VK-HYM SUM SUP-1 030112